

<ARTICLE>                     5
<LEGEND>
This  Exhibit  contains  summary  financial   information   extracted  from  the
Registrant's consolidated financial statements for the period ended December 31,
1997 and is qualified in its entirety by reference to such financial statements.
This  Exhibit  shall  not be deemed  filed for  purposes  of  Section  11 of the
Securities  Act of  1933  and  Section  18 of the  Securities  Act of  1934,  or
otherwise  subject to the liability of such  Sections,  nor shall it be deemed a part of any other filing which  incorporates  this report by  reference,  unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<CIK>                         949491
<NAME>                        Vodavi Technology, Inc.
<MULTIPLIER>                  1,000
<CURRENCY>                    U.S. Dollar

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                                                    DEC-31-1997
<PERIOD-START>                                                       JAN-01-1997
<PERIOD-END>                                                         DEC-31-1997
<EXCHANGE-RATE>                                                                1
<CASH>                                                                       634
<SECURITIES>                                                                   0
<RECEIVABLES>                                                              9,932
<ALLOWANCES>                                                                 250
<INVENTORY>                                                                8,286
<CURRENT-ASSETS>                                                          19,507
<PP&E>                                                                     3,662
<DEPRECIATION>                                                             1,046
<TOTAL-ASSETS>                                                            25,664
<CURRENT-LIABILITIES>                                                      7,115
<BONDS>                                                                    8,934
<PREFERRED-MANDATORY>                                                          0
<PREFERRED>                                                                    0
<COMMON>                                                                       4
<OTHER-SE>                                                                 9,611
<TOTAL-LIABILITY-AND-EQUITY>                                              25,664
<SALES>                                                                   47,675
<TOTAL-REVENUES>                                                          47,675
<CGS>                                                                     32,008
<TOTAL-COSTS>                                                             32,008
<OTHER-EXPENSES>                                                          14,647
<LOSS-PROVISION>                                                               0
<INTEREST-EXPENSE>                                                           663
<INCOME-PRETAX>                                                              357
<INCOME-TAX>                                                                 142
<INCOME-CONTINUING>                                                          215
<DISCONTINUED>                                                                 0
<EXTRAORDINARY>                                                                0
<CHANGES>                                                                      0
<NET-INCOME>                                                                 215
<EPS-PRIMARY>                                                                .05
<EPS-DILUTED>                                                                .05

